Exhibit 31.4

CERTIFICATION OF PETER J. MILLIGAN PURSUANT TO SEC. 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Peter J. Milligan, certify that:

1. I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2014; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 6, 2015 (Date)	/s/ Peter J. Milligan
Peter J. Milligan
Senior Vice President
and Chief Financial Officer